November 19, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2001
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2 and 3 of this current report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            November 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 November 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            November 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          November 19, 2001

By: 		  /s/ Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               09-Nov-01
Determination Date:            14-Nov-01
Monthly Payment Date:          15-Nov-01
Collection Period Ending:      31-Oct-01

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               19,374,538.53
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    378,132.22
    Current Monthly Interest Shortfall/Excess                                                                        -104,023.52
    Recoup of Collection Expenses                                                                                      -4,903.62
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   19,643,743.61
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,856,073.46
    Amount of Interest Payments Received During the Collection Period                                               3,960,096.98
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -104,023.52

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than            10,239,284.98
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,559,825.49
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                22,533.63
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -343,074.14
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           10,559,825.49
    Total Ending Reserve Balance                                                                                   10,239,284.98

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,960,096.98
    Scheduled Principal Payments Received                                                                           4,012,190.92
    Principal Prepayments Received                                                                                 11,402,250.63
    Total Interest and Principal Payments Received                                                                 19,374,538.53

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   402,114.10
    minus  Reasonable Expenses                                                                                         23,981.88
    Net Liquidation Proceeds                                                                                          378,132.22
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     378,132.22

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   19,752,670.75
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                  527,991,274.61
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      219,996.36

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  527,991,274.61
    Pool Balance as of the Current Accounting Date                                                                511,964,248.85
    Age of Pool in Months                                                                                                     32

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        522,711,361.86
    Aggregate Note Balance as of Current Accounting Date                                                          506,844,606.36

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             105               3,302,563.04         0.645%
    60-89 Days Delinquent             48                1,926,779.76         0.376%
    90-119 Days Delinquent            26                1,557,683.79         0.304%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           27                 612,584.21          0.120%
    Cumulative Defaults               612              22,259,472.11         4.348%

    Current Month Realized Losses                                                                                     565,687.77
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.057%
    Preceding Realized Losses                                                                                       1,065,554.15
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.107%
    Second Preceding Realized Losses                                                                                  775,844.21
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.078%
    Cumulative Realized Losses                                                                                     19,682,831.94
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.968%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                      0.51196251
                                                                                                                      0.50684461

a)                                                                                                                    219,996.36
                                                                                                                            0.00
b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         289,661.47
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              60,981,361.86         15,866,755.50     45,114,606.36
    Class A-4                                                             192,642,000.00                  0.00    192,642,000.00
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    160,270.26
                                                                                                                      799,015.90

VIIIPOOL STATISTICS
                                                                                                                           8.81%
                                                                                                                             139

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       18,684,457.45
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                18,685,499.12

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              959,286.16



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               09-Nov-01
Determination Date:            14-Nov-01
Monthly Payment Date:          15-Nov-01
Collection Period Ending:      31-Oct-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,352,877.96
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    209,975.98
    Current Monthly Interest Shortfall/Excess                                                                         -87,003.14
    Recoup of Collection Expenses                                                                                      -4,715.35
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,471,135.45
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,106,274.74
    Amount of Interest Payments Received During the Collection Period                                               2,193,277.88
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -87,003.14

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,939,453.97
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              12,164,287.59
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                24,476.01
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -249,309.63
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          12,164,287.59
    Total Ending Reserve Balance                                                                                   11,939,453.97

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,193,277.88
    Scheduled Principal Payments Received                                                                           1,819,104.16
    Principal Prepayments Received                                                                                  3,340,495.92
    Total Interest and Principal Payments Received                                                                  7,352,877.96

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   249,912.78
    minus  Reasonable Expenses                                                                                         39,936.80
    Net Liquidation Proceeds                                                                                          209,975.98
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     209,975.98

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,562,853.94
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                  304,107,189.66
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      126,711.33

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  304,107,189.66
    Pool Balance as of the Current Accounting Date                                                                298,486,349.30
    Age of Pool in Months                                                                                                     30

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        298,025,045.87
    Aggregate Note Balance as of Current Accounting Date                                                          292,516,622.31

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             54                2,295,119.94         0.769%
    60-89 Days Delinquent             15                 552,425.64          0.185%
    90-119 Days Delinquent            12                 756,838.90          0.254%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 461,240.28          0.155%
    Cumulative Defaults               195               8,757,358.43         2.934%

    Current Month Realized Losses                                                                                     311,955.59
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.057%
    Preceding Realized Losses                                                                                         469,256.61
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.085%
    Second Preceding Realized Losses                                                                                  414,795.95
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.075%
    Cumulative Realized Losses                                                                                      8,351,110.64
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.518%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.54270235
                                                                                                                      0.53184840

a)                                                                                                                    126,711.33
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                          73,205.40
    Class A-3                                                                                                         558,666.50
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                              14,690,045.87          5,508,423.56      9,181,622.31
    Class A-3                                                             108,129,000.00                  0.00    108,129,000.00
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    112,416.80
                                                                                                                      104,155.94
VIIIPOOL STATISTICS

                                                                                                                           8.25%
                                                                                                                             163


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,254,562.71
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,255,604.38

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              216,572.74


EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               09-Nov-01
Determination Date:            14-Nov-01
Monthly Payment Date:          15-Nov-01
Collection Period Ending:      31-Oct-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,089,499.39
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     45,751.72
    Current Monthly Interest Shortfall/Excess                                                                         -71,315.31
    Recoup of Collection Expenses                                                                                      -5,557.41
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,058,378.39

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,723,625.90
    Amount of Interest Payments Received During the Collection Period                                               1,794,941.21
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -71,315.31

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,556,947.06
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,648,283.89
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 9,844.93
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -101,181.76
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,648,283.89
    Total Ending Reserve Balance                                                                                    4,556,947.06

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,794,941.21
    Scheduled Principal Payments Received                                                                           1,688,432.85
    Principal Prepayments Received                                                                                  2,606,125.33
    Total Interest and Principal Payments Received                                                                  6,089,499.39

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    50,091.72
    minus  Reasonable Expenses                                                                                          4,340.00
    Net Liquidation Proceeds                                                                                           45,751.72
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      45,751.72

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,135,251.11
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  232,414,194.25
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       96,839.25

                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  232,414,194.25
    Pool Balance as of the Current Accounting Date                                                                227,847,352.76
    Age of Pool in Months                                                                                                     28

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        230,090,052.31
    Aggregate Note Balance as of Current Accounting Date                                                          225,568,879.23

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             49                1,206,837.87         0.530%
    60-89 Days Delinquent             19                 667,497.24          0.293%
    90-119 Days Delinquent            15                 580,078.20          0.255%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           10                 272,283.31          0.120%
    Cumulative Defaults               199               7,032,550.22         3.087%

    Current Month Realized Losses                                                                                     246,669.31
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.066%
    Preceding Realized Losses                                                                                         118,361.15
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.032%
    Second Preceding Realized Losses                                                                                  382,433.52
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.102%
    Cumulative Realized Losses                                                                                      6,658,336.64
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.778%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.60835375
                                                                                                                      0.60227025

a)                                                                                                                     96,839.25
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         183,233.85
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              34,196,052.31          4,521,173.08     29,674,879.23
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     45,668.41
                                                                                                                       99,941.64
VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             147

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,912,768.34
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,913,476.67

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              145,610.05
